COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Class A (APFAX), Class C (APFCX) and Class I (APFIX) Shares

Supplement dated October 1, 2012 to

Summary Prospectus and Prospectus dated March 1, 2012

The information below supplements and replaces the information in “Management of the Fund – Portfolio Managers”:

The Fund’s portfolio managers are:

•	Martin Cohen—Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Robert H. Steers—Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president and chief investment officer of the Advisor and president of CNS.

•

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as executive vice president of the Advisor and CNS, and head of the global real estate investment team. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

•

William Leung – Mr. Leung has been with CNS Asia since 2012 and currently serves as senior vice president. Prior to joining the Advisor, Mr. Leung was a director, a portfolio manager and head of Asia real estate securities at Deutsche Asset Management/RREEF. Mr. Leung has a masters of business degree from The Hong Kong University of Science & Technology and will be based in Hong Kong.

•

Luke Sullivan—Mr. Sullivan has been with CNS Asia since 2006 and currently serves as senior vice president. Prior to joining CNS Asia, Mr. Sullivan was a vice president and research analyst at Citigroup Investment Research where he covered Australian real estate companies. Prior to that, he was a research assistant at Credit Suisse First Boston.

•

Jason Yablon—Mr. Yablon is a vice president of the Advisor. He has been with the Advisor since 2004. Prior to joining the Advisor, he was a research analyst at Morgan Stanley where he covered the real estate sector.

The Advisor and the Subadvisors utilize a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey are the leaders of this team. Messrs. Cheigh, Leung, Sullivan and Yablon direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS